    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2008

                        FILE NOS. 2-96141 AND 811-4244

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 31

                                      AND

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 28

                            SOUND SHORE FUND, INC.

                               3435 Stelzer Road
                             Columbus, Ohio 43219

                            Margaret Bancroft, Esq.
                                  Dechert LLP
                             30 Rockefeller Plaza
                           New York, New York 10112

                                  COPIES TO:

                               David L. Faherty
                            Citi Fund Services, LLC
                         100 Summer Street, Suite 1500
                          Boston, Massachusetts 02110

It is proposed that this filing become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2008 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on        pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on        pursuant to paragraph (a)(2)

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Sound Shore Fund, Inc.

PROSPECTUS


MAY 1, 2008


[LOGO]

SOUND SHORE FUND SEEKS GROWTH OF CAPITAL USING A VALUE-ORIENTED APPROACH. SHARES OF THE FUND ARE OFFERED TO INVESTORS WITHOUT ANY SALES CHARGE OR RULE 12B-1 (DISTRIBUTION) FEES.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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                                                              TABLE OF CONTENTS


           RISK/RETURN SUMMARY                                     2

                   INVESTMENT OBJECTIVE                            2
                   PRINCIPAL INVESTMENT STRATEGIES                 2
                   PRINCIPAL RISKS OF INVESTING IN THE FUND        3
                   WHO MAY WANT TO INVEST IN THE FUND              5

           PERFORMANCE                                             6

           FEE TABLES                                              8

           MANAGEMENT                                              9

           YOUR ACCOUNT                                           12

                   HOW TO CONTACT THE FUND                        12
                   GENERAL INFORMATION                            12
                   BUYING SHARES                                  14
                   SELLING SHARES                                 22
                   EXCHANGE PRIVILEGES                            25
                   RETIREMENT ACCOUNTS                            26

           OTHER INFORMATION                                      27

           FINANCIAL HIGHLIGHTS                                   29

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                                    [GRAPHIC]



                                                            RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Sound Shore Fund, Inc. (the "Fund") is growth of capital. Investments will be made based upon their potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to meet the Fund's investment objective of growth of capital, the investment adviser to the Fund, Sound Shore Management, Inc. (the "Adviser"), applies a "Value Investing" style to its purchase of predominantly "Large Cap" and "Mid Cap" common stocks. The Fund expects that for most periods a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks that are judged by the Adviser to have favorable value to price characteristics relative to their historic valuations and/or comparable companies.

The Adviser chooses investments in equity securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. Changes in economic and political outlooks, as well as individual corporate developments, influence specific security prices. When the Fund's investments lose their perceived value relative to other similar investments and investment alternatives, they are sold.

The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund

CONCEPTS TO UNDERSTAND

VALUE INVESTING means to invest in stocks whose market valuations are low relative to their historic valuations and/or comparable companies
MID CAP STOCKS are securities of companies the market value of which is between $1 billion and $10 billion at the time of investment
LARGE CAP STOCKS are securities of companies the market value of which is in excess of $10 billion
COMMON STOCK represents an equity or ownership interest in a company

2

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may assume a temporary defensive position and invest without limit in these instruments. As a result, the Fund may be unable to achieve its investment objective.

Current income, while considered important, will be secondary to the objective of capital growth. While most of the Fund's assets will be invested in common stock, the Fund may invest in other types of securities such as corporate debt securities, preferred stock and convertible securities. The Fund's investment in debt securities is not subject to any maturity limitations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency. You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:
  .  The stock market goes down

  .  Value stocks fall out of favor with the stock market

  .  The stock market continues to undervalue the stocks in the Fund's portfolio

  .  The Adviser's judgment as to the value of a stock proves to be wrong

RISKS ASSOCIATED WITH VALUE INVESTING

An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security's intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually

CONCEPTS TO UNDERSTAND

CORPORATE DEBT SECURITY is a security that obligates the issuer to pay the holder a specified sum of money at set intervals as well as repay the principal amount of the loan at its maturity
PREFERRED STOCK is stock that has preference over common stock to the company's dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock
CONVERTIBLE SECURITY is a security such as preferred stock or bonds, which may be converted into a specified number of shares of common stock

                                                                             3

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appropriately priced due to problems that are not yet apparent. The value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities and is therefore subject to the usual market risks of investment. In addition, the Fund's value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund's portfolio.

SPECIFIC RISKS OF MEDIUM SIZE COMPANIES

Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:
  . Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

  . Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

  . Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.


4

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                                    [GRAPHIC]





CREDIT AND INTEREST RATE RISK

With respect to corporate debt securities, preferred stock and convertible securities, an increase in interest rates typically causes a fall in the value of such instruments. The longer a debt security's maturity, the more its value typically falls in response to an increase in interest rates. These investments are also subject to the risk that the financial condition of the issuer may cause it to default or become unable to pay interest or principal due on the security. To limit this risk, the Fund's investments in these securities are limited to "investment grade" - those rated within the top four categories by Moody's or Standard & Poor's.

WHO MAY WANT TO INVEST IN THE FUND

You may want to purchase shares of the Fund if:
  . You are willing to tolerate significant changes in the value of your investment

  .  You are pursuing a long-term goal

  . You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:
  . You want an investment that pursues market trends or focuses only on particular sectors or industries

  .  You need regular income or stability of principal

  .  You are pursuing a short-term goal or investing emergency reserves


                                                                             5

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                                    [GRAPHIC]



                                                                    PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return of the Fund for the last ten years.


                                    [CHART]

   1998   1999    2000   2001    2002     2003   2004    2005   2006   2007
   ----   ----    ----   ----    ----     ----   -----   ----   ----   ----
  4.40%   0.05%  20.18% -0.81%  -15.43%  31.74%  15.37%  6.81% 16.56%  2.58%




During the periods shown in the chart above, the highest calendar quarterly return was 21.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was -16.36% (for the quarter ended September 30, 2002).


6

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                                    [GRAPHIC]






The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2007 to the S&P 500(R) Index.



    YEAR(S)                                         1 YEAR 5 YEARS 10 YEARS
    Return Before Taxes                             2.58%  14.18%   7.41%
    Return After Taxes on Distributions             0.81%  13.01%   6.49%
    Return After Taxes on Distributions and Sale of
     Fund Shares                                    3.97%  12.33%   6.28%
    S&P 500(R) Index/(1)/                           5.49%  12.82%   5.91%


/(1)/The S&P 500(R) Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                             7

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                                                                     FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                None
      Maximum Deferred Sales Charge (Load)                            None
      Maximum Sales Charge (Load) Imposed on Reinvested Distributions None
      Redemption Fee                                                  None
      Exchange Fee                                                    None
      Maximum Account Fee                                             None


              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                  Management Fees                           0.75%
                  Distribution (12b-1) Fees                  None
                  Other Expenses/(1)/                       0.17%
                  TOTAL ANNUAL FUND OPERATING EXPENSES      0.92%


/(1)/The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses remain the same as stated in the previous table, and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $94    $293    $509    $1131


8

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                                    [GRAPHIC]



                                                                     MANAGEMENT

The Fund is an open-end investment company (mutual fund). The business of the Fund is managed under the oversight of the Board of Directors (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

ADVISER

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to the Fund since the Fund's inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.


As of March 31, 2008, the Adviser had over $7.2 billion of assets under management.


A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser, will be included in the Fund's semi-annual report for the six month period ended June 30, 2007.

PORTFOLIO MANAGERS

The portfolio managers of the Fund are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis. Messrs. Burn, Kane and DeGulis are responsible for the day-to-day investment policy, portfolio management


                                                                             9

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and investment research for the Fund. Their business experience and educational background are as follows:


HARRY BURN, III Chairman and Director of the Adviser. He has been with the Adviser since 1978 and has served as the Fund's portfolio manager since the Fund's inception. He is a Chartered Financial Analyst and received his B.A. and M.B.A. from the University of Virginia.

T. GIBBS KANE, JR. President and Director of the Adviser. He has been with the Adviser since 1978 and has served as the Fund's portfolio manager since the Fund's inception. He is a Chartered Financial Analyst and received his B.S.E. from the University of Pennsylvania Wharton School.

JOHN P. DEGULIS Portfolio Manager of the Adviser. He has been with the Adviser since January 1996 and has served as the Fund's portfolio manager since 2003. From 1996-2003, he served as an analyst. He received a B.A. in Economics from Northwestern University, and M.B.A. from Columbia Business School.


The Fund's SAI provides additional information about each portfolio manager's respective compensation, other accounts managed by each portfolio manager, and each portfolio manager's respective ownership in the Fund.

OTHER SERVICE PROVIDERS


Citi Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Fund's principal underwriter (the "Distributor") acts as the Fund's Distributor in connection with the


10

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offering of Fund shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees and reimburse certain expenses of the Fund. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.


                                                                             11

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                                                                   YOUR ACCOUNT

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), your transaction will be priced at that day's NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Sound Shore Fund

  3435 Stelzer Road
  Columbus, Ohio 43219

TELEPHONE US TOLL-FREE AT:
  (800) 754-8758

WIRE INVESTMENTS (OR ACH PAYMENTS)
  For information on how to request a wire transfer please telephone us toll-free at (800) 754-8758


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The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading.


Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.


                                                                             13

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TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES


The Fund's shares are offered to investors through a number of mutual fund platforms and broker-dealers. Fund platforms act as financial intermediaries, holding, on behalf of their investors, shares of the Fund in an omnibus account with the Fund's transfer agent. The Fund's transfer agent charges a fee of 10 basis points per annum based on all fund assets under management for its services as transfer agent. In the case of shares that are bought directly by shareholders outside a Fund platform, the transfer agent acts as a full service transfer agent. In the case where shares are bought through a fund platform, the fund platform effectively provides subtransfer agent services that the transfer agent would otherwise have had to provide. In recognition of this, the transfer agent, the Fund and the Fund's Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries the transfer agent fee it receives from the Fund and the Adviser agrees to pay the excess, if any, charged by a financial intermediary. The agreement further provides that for efficient payment purposes, the Adviser is responsible for paying the full fee to the financial intermediaries, subject to reimbursement to it by the Fund's transfer agent of the transfer agent fee.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money


14

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laundering under Federal law. The Fund has adopted an Anti-Money Laundering
Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.


HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Absent the granting of an exception consistent with the Fund's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).


  CHECKS For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Sound Shore Fund, Inc." or to one or more owners of the account and endorsed to "Sound Shore Fund, Inc." For all other accounts, the check must be made payable on its face to "Sound Shore Fund, Inc." A $20 charge may be imposed on any returned checks.


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  PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 754-8758 to request an ACH transaction.

  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts payments in the following minimum amounts:

                                       MINIMUM INITIAL  MINIMUM ADDITIONAL
                                         INVESTMENT         INVESTMENT
     Standard Minimums                     $10,000/(1)/        None
     Traditional and Roth IRA Accounts      $2,000             None
     Electronic Fund Transfers             $10,000              $50
     Systematic Investment Plans           $10,000              $50

/(1)/$5,000 minimum initial investment if made through certain broker-dealers.

The Adviser may, at its discretion, waive the above investment minimums.

ACCOUNT APPLICATION AND CUSTOMER IDENTIFICATION AND VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.


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If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.


The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check if your original check has cleared the bank or if you paid by wire. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.


The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

FOREIGN SHAREHOLDER POLICY In light of the U.S. Department of the Treasury's Financial Crimes Enforcement Network (FinCEN) requirement that mutual funds assess the Anti-Money Laundering risks associated with shareholder accounts maintained by foreign financial institutions and the fact that the Fund is not registered for sale outside the United States and its territories, the Fund has adopted a Foreign

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                                    [GRAPHIC]




Shareholder Policy with respect to prospective or current shareholders reporting foreign addresses.


The Fund accepts new account applications that (1) reflect a residential address (or the principal place of business for an entity) located within the United States ("U.S.") or its territories; (2) reflect a United States military address; or (3) are in the name of a citizen that is residing outside the U.S. or its territories. All new accounts must also be associated with a valid United States taxpayer identification number. The Fund will only accept additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories;
(2) reflects a United States military address or (3) is in the name of a United States citizen that is residing outside the U.S. or its territories; and (4) in every case, is associated with a valid U.S. taxpayer identification number.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Specifically, redemptions transactions effected by shareholders are analyzed against offsetting purchases within a specified period of time.



Frequent trading in the Fund may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund reserves the right to cancel within one business day, restrict or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment. The Fund may also refuse any purchase (including exchange) requests, particularly requests that could adversely affect the Fund's operations.

                                    [GRAPHIC]







Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

                                    [GRAPHIC]





ACCOUNT REQUIREMENTS

             TYPE OF ACCOUNT                          REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND     .Instructions must be signed by all
 JOINT ACCOUNTS                           persons exactly as their names
 Individual accounts are owned by one     appear on the account
 person, as are sole proprietorship
 accounts. Joint accounts have two or
 more owners (tenants)
 GIFTS OR TRANSFERS TO A MINOR           .Depending on state laws, you can
 (UGMA, UTMA)                             set up a custodial account under the
 These custodial accounts provide a way   UGMA or the UTMA
 to give money to a child and obtain tax .The custodian must sign
 benefits                                 instructions in a manner indicating
                                          custodial capacity

     BUSINESS ENTITIES           .Provide certified articles of
                                  incorporation, a government-issued
                                  business license or certificate,
                                  partnership agreement or similar
                                  document evidencing the identity and
                                  existence of the business entity.
                                 .Submit a secretary's (or similar)
                                  certificate listing the person(s)
                                  authorized to open or transact
                                  business for the account.
     TRUSTS (INCLUDING CORPORATE .The trust must be established before
     PENSION PLANS)               an account can be opened
                                 .Provide the first and signature pages
                                  from the trust document identifying
                                  the trustees
                                 .Provide a power of attorney or similar
                                  document for each person that is
                                  authorized to open or transact
                                  business in the account if not a trustee
                                  of the trust.

                                    [GRAPHIC]





INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                  HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                 BY CHECK
..Call or write us for an account         .Fill out an investment slip from a
 application                              confirmation statement or write us a
..Complete the application (and other      letter
 required documents)                     .Write your account number on your
..Mail us your application (and other      check
 required documents) and a check         .Mail us the slip (or your letter) and a
                                          check
BY WIRE                                  BY WIRE
..Call or write us for an account         .Call to notify us of your incoming
 application                              wire
..Complete the application (and other     .Instruct your bank to wire your
 required documents)                      money to us
..Call us to fax the completed
 application (and other required
 documents) and we will assign you an
 account number
..Mail us your original application (and
 other required documents)
..Instruct your bank to wire your
 money to us
BY ACH PAYMENT                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account         .Complete the systematic investment
 application                              section of the application
..Complete the application (and other     .Attach a voided check to your
 required documents)                      application
..Call us to fax the completed            .Mail us the completed application and
 application (and other required          the voided check
 documents) and we will assign you an    .We will electronically debit your
 account number                           purchase proceeds from your selected
..Mail us your original application (and   financial institution account
 other required documents)
..We will electronically debit your
 purchase proceeds from your selected
 financial institution account

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

                                    [GRAPHIC]





CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                                    [GRAPHIC]





                        HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send your proceeds
..Obtain a signature guarantee (See "Signature Guarantee Requirements")
..Obtain other documentation (See "Signature Guarantee Requirements")
..Mail us your request and documentation
BY WIRE OR ACH
..Wire or ACH requests are only available if you provided bank account information on your account application and your request is for $10,000 (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
..Mail us your request (See "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Your proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.
..Systematically
..  Complete the systematic withdrawal section of the application
..  Attach a voided check to your application
..  Mail us your completed application
..  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WIRE OR ACH REDEMPTIONS You may have your redemption proceeds sent to you by wire or ACH if you provided bank account information

                                    [GRAPHIC]




on your account application. The minimum amount you may request by wire or ACH is $10,000, except for systematic withdrawals. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

SYSTEMATIC WITHDRAWAL If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:
  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemption from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

                                    [GRAPHIC]





The Fund and the transfer agent reserve the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $10,000 (not including
IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES


You may sell your Fund shares and buy shares of another fund, also known as an exchange, by telephone or in writing. You may exchange your Fund shares for shares of a money market fund. Because exchanges are treated as a sale and purchase, they may have tax consequences.

                                    [GRAPHIC]





REQUIREMENTS You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). In addition, exchanges are subject to the limitations on frequent purchases described on page 18. You may exchange your shares by mail or telephone, unless you declined telephone authorization privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of the funds you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..If opening a new account, complete an account application if you are requesting different shareholder privileges
..Mail us your request and documentation
BY TELEPHONE
..Call us with your request (unless you declined telephone authorization privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                    [GRAPHIC]



                                                              OTHER INFORMATION


DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that

                                    [GRAPHIC]




certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund's distribution of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss in such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

                                    [GRAPHIC]



                                                           FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2007, has been audited by Deloitte & Touche LLP ("Deloitte"), whose report, along with the Fund's financial statements are included in the annual report, which is available upon request.



                                                  YEAR ENDED DECEMBER 31,
                               2007            2006            2005          2004        2003
SELECTED DATA FOR A
 SINGLE SHARE
Net Asset Value,
 Beginning of Year            $39.19          $36.63          $36.71          $33.51      $25.81
                          ----------      ----------      ----------      ----------  ----------
Investment Operations
 Net investment income          0.20/(a)/       0.21/(a)/       0.07/(a)/       0.10        0.05
 Net realized and
  unrealized gain (loss)
  on
  investments                   0.83            5.86            2.43            5.05        8.14
                          ----------      ----------      ----------      ----------  ----------
Total from Investment
 Operations                     1.03            6.07            2.50            5.15        8.19
                          ----------      ----------      ----------      ----------  ----------
Distributions From
 Net investment income         (0.21)          (0.21)          (0.07)          (0.10)      (0.05)
 Net realized gains            (4.33)          (3.30)          (2.51)          (1.85)      (0.44)
                          ----------      ----------      ----------      ----------  ----------
Total Distributions            (4.54)          (3.51)          (2.58)          (1.95)      (0.49)
                          ----------      ----------      ----------      ----------  ----------
Net Asset Value, End of
 Year                          35.68          $39.19          $36.63          $36.71      $33.51
                          ==========      ==========      ==========      ==========  ==========
Total Return                    2.58%          16.56%           6.81%          15.37%      31.74%
Net Assets at End of Year
 (in thousands)           $2,730,928      $2,876,335      $2,268,234      $1,698,232  $1,014,412
Ratios to Average Net
 Assets:
 Expenses (net of
  reimbursement)                0.92%           0.92%           0.98%           0.98%       0.98%
 Expenses (gross)/(b)/          0.92%           0.92%           0.99%           0.99%       1.00%
 Net investment income          0.50%           0.54%           0.20%           0.33%       0.18%
Portfolio Turnover Rate           84%             66%             62%             50%         62%


/(a)/Calculated using the average shares outstanding for the period.

/(b)/Reflects expense ratio in the absence of expense waiver and reimbursement.

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO]

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR

Citi Fund Services, LLC
Boston, Massachusetts


DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT

Citi Fund Services, LLC
Columbus, Ohio


CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

                                    [GRAPHIC]


FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL/ REPORTS
  The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund's investments.
     In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

                               SOUND SHORE FUND

                               3435 Stelzer Road
                             Columbus, Ohio 43219

                                (800) 551-1980

   The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund's Web site at www.soundshorefund.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
Free copies of the annual/semi-annual reports and the SAI are available on the
                        SEC's Web site at www.sec.gov.

 In addition, you can review the annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
    Exchange Commission ("SEC") in Washington, D.C. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
  1-800-SEC-0330. You can also get copies of this information, for a fee, by
                           e-mail or by writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

                   Investment Company Act File No. 811-4244.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2008

                            SOUND SHORE FUND, INC.

FUND INFORMATION:

                            SOUND SHORE FUND, INC.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 551-1980
                         http://www.soundshorefund.com

INVESTMENT ADVISER:

Sound Shore Management, Inc.
8 Sound Shore Drive
Greenwich, Connecticut 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Citi Fund Services, LLC
3435 Stelzer Road
Columbus, Ohio 43219
(800) 551-1980
(800) 754-8758

This Statement of Additional Information, or SAI, supplements the Prospectus of Sound Shore Fund, Inc. (the "Fund") dated May 1, 2008, as may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above.


Financial statements for the Fund for the year ended December 31, 2007 included in the Annual Report to shareholders, are incorporated by reference into, and are legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above.

                               TABLE OF CONTENTS


GLOSSARY...................................................................   3

1. INVESTMENT STRATEGIES AND RISKS.........................................   4

2. INVESTMENT LIMITATIONS..................................................   6

3. MANAGEMENT..............................................................   7

4. SERVICE PROVIDERS.......................................................  10

5. PORTFOLIO TRANSACTIONS..................................................  14

6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................  17

7. TAXATION................................................................  19

8. OTHER MATTERS...........................................................  21

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS.............................. A-1

APPENDIX B--MISCELLANEOUS TABLES........................................... B-1

APPENDIX C--PROXY VOTING POLICY............................................ C-1

                                   GLOSSARY

"Accountant" means Citi, fund accountant of the Fund.

"Administrator" means Citi, administrator of the Fund.

"Adviser" means Sound Shore Management, Inc.

"Board" means the Board of Directors of the Fund.

"Citi" means Citi Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A., the custodian of the Fund's assets.

"Distributor" means Foreside Fund Services, LLC, distributor of the Fund's shares.

"FCS" means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

"Fitch" means Fitch Ratings.

"Fund" means Sound Shore Fund, Inc.

"Moody's" means Moody's Investors Service.

"NAV" means net asset value.

"NRSRO" means a nationally recognized statistical rating organization.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"Transfer Agent" means Citi, the transfer agent and distribution disbursing agent of the Fund.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                      1. INVESTMENT STRATEGIES AND RISKS

The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's funds that can appropriately bear the special risks associated with certain types of investments (E.G., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics. The Fund may also invest in U.S. government or government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, and/or short-term money market instruments when deemed appropriate by the Adviser.

A. DEBT SECURITIES

The Fund may also invest a portion of its assets in fixed income (debt) securities.


1. IN GENERAL


An investment in debt securities would be subject to interest rate risk. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The Fund's investments in debt securities would be subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The effect is usually more pronounced in debt securities with longer maturity dates. To limit credit risk, any investment in debt securities will have an investment grade credit rating. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


2. RISKS

The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.


B. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality.


1. IN GENERAL


Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


2. RISKS

If the Fund departs from its investment strategies during temporary defensive periods it may not achieve its investment objective.


C. CONVERTIBLE SECURITIES

The Fund may only invest in convertible securities that are investment grade.

1. IN GENERAL

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are debt securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2. RISKS

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. An increase in interest rates typically causes a fall in the value of such instruments.

3. VALUE OF CONVERTIBLE SECURITIES

The value of a convertible security is a function of its "investment value" and its "conversion value". The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D. ILLIQUID AND RESTRICTED SECURITIES

The Fund may not acquire or invest in "illiquid securities" if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in such securities.

1. IN GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

2. RISKS

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E. WARRANTS

The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

1. RISKS

Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund's total assets would be invested in warrants or (ii) more than 2% of the value of the Fund's total assets would be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

                           2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.


A. FUNDAMENTAL LIMITATIONS


The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities.

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;11. Purchase or acquire commodities or commodity contracts;

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14. Invest in companies for the purpose of exercising control.


B. NON-FUNDAMENTAL LIMITATIONS


The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund's stockholders. The Fund may not:


1. Invest in any oil, gas or other mineral lease; or

2. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.


If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund's policies or restrictions.

                                 3. MANAGEMENT

A. DIRECTORS AND OFFICERS


The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis the actions of all of the Fund's service providers. This review also includes a periodic review of the service provider's agreements and fees charged to the Fund. The names of the Directors and officers of the Fund, their address and date of birth, their position with the Fund, length of service, and principal occupations during the past five years are set forth below. For each Director, information concerning the number of portfolios overseen by the Director and other directorships/trusteeships held by the Director has also been included. Independent and interested Directors have been segregated. Each Director and officer holds office until his or her successor is elected and qualified. Each Director and officer may resign upon written notification to the Fund.

NAME, ADDRESS              POSITION(S)      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS
AND AGE                    WITH THE FUND    SERVED           DURING THE PAST FIVE YEARS     HELD BY DIRECTOR
-------------              ---------------- ---------------- -----------------------------  -------------------
INDEPENDENT DIRECTORS

Dr. D. Kenneth Baker       Director; Audit  March 1987       Retired, Since 1999,
c/o Sound Shore Fund, Inc. Committee/(1)/   to present       Consultant, Princeton
3435 Stelzer Road          (member);                         University 1990-1998,
Columbus, OH 43219         Nominating                        Consultant, University of
Age: 84                    Committee/(2)/                    Pennsylvania, 1992-1998
                           (Chair);
                           Valuation
                           Committee /(3)/
                           (member)

Harry W. Clark             Director; Audit  January 23, 2006 Managing Partner, Stanwich
c/o Sound Shore Fund, Inc. Committee /(1)/  to present       Group LLC (public policy
3435 Stelzer Road          (member);                         consulting firm) since
Columbus, OH 43219         Nominating                        January 200l; Managing
Age: 58                    Committee /(2)/                   Partner, Clark & Weinstock
                           (member);                         (policy and communications
                           Valuation                         consulting firm) July
                           Committee /(3)/                   1987-December 2001
                           (member)

H. Williamson Ghriskey Jr. Director; Audit  January 23, 2006 Director/Portfolio
c/o Sound Shore Fund, Inc. Committee /(1)/  to present       Management, First Republic
3435 Stelzer Road          (member,                          Investment Management
Columbus, OH 43219         previously Chair                  (investment counseling firm)
Age: 63                    through January                   September 1978 to present
                           31, 2007);                        (Director since September
                           Nominating                        1997)
                           Committee /(2)/
                           (member);
                           Valuation
                           Committee /(3)/
                           (member)

David Blair Kelso          Director; Audit  January 23, 2006 Managing Partner, Kelso         Director, Exl
c/o Sound Shore Fund, Inc. Committee /(1)/  to present       Advisory Services (consulting   Service
3435 Stelzer Road          (Chair);                          firm) since October 2003;       Holdings, Inc.
Columbus, OH 43219         Nominating                        Trustee, Connecticut College,   (since July 2006)
Age: 55                    Committee /(2)/                   since October 2007; Trustee,
                           (member);                         Episcopal High School, since    Director,
                           Valuation                         April 2002; Director, Round     Assurant, Inc.
                           Committee /(3)/                   Hill Development Corp., since   (since March
                           (member)                          2006; Director, Aspen           2007)
                                                             Holdings, Inc. (insurance
                                                             firm) since 2005; Director,
                                                             Kelso Risk Management
                                                             (insurance brokerage) since
                                                             1990 Executive Vice
                                                             President, Strategy &
                                                             Finance, Aetna, Inc.
                                                             (insurance firm) September
                                                             2001-September 2003); Chief
                                                             Financial Officer, Executive
                                                             Vice President, and Managing
                                                             Director, Chubb, Inc.
                                                             (insurance firm) August
                                                             1996-August 2001;

John J. McCloy II          Director; Audit  April 1985       Director, Clean Diesel
c/o Sound Shore Fund, Inc. Committee /(1)/  to present       Technology, Inc.
3435 Stelzer Road          (member,                          (environmental technology
Columbus, OH 43219         previously Chair                  firm) since 2005; Director,
Age: 70                    through January                   Ashland Management
                           23, 2006);                        (investment management) since
                           Nominating                        2003; Chairman, SpringerRun,
                           Committee /(2)/                   Inc. (marketing) since 2002;
                           (member);                         Director, American Council on
                           Valuation                         Germany (non-profit entity)
                           Committee /(3)/                   since 2002; Chairman,
                           (member)                          Gravitas Technologies, Inc.
                                                             (information technology)
                                                             since 2001; Entrepreneur,
                                                             J.J. McCloy II, Inc.
                                                             (investment management) since
                                                             1980

INTERESTED DIRECTORS

Harry Burn, III, M.B.A. /(4)/ Chairman and    April      Chairman and Director, Sound
8 Sound Shore Drive           Director;       1985       Shore Management, Inc. since
Greenwich, Connecticut        Valuation       to present 1978; Chartered Financial
06830                         Committee/ (3)/ (Chairman  Analyst.
Age: 64                       (member)        September
                                              1992 to
                                              present)



T. Gibbs Kane, Jr. /(5)/      President and   April      President and Director, Sound
8 Sound Shore Drive           Director,       1985       Shore Management, Inc. since
Greenwich, Connecticut        Valuation       to present 1977; Chartered Financial
06830                         Committee/ (3)/            Analyst
Age: 60                       (member)



OFFICERS

Shanna S. Sullivan            Secretary;      October    Vice President, Treasurer,
8 Sound Shore Drive           Valuation       1985 to    Secretary and Director, Sound
Greenwich, Connecticut        Committee/ (3)/ present    Shore Management, Inc. since
06830                         (Chair)                    1979
Age: 62



Simon D. Collier              Treasurer       April      President of Foreside
Two Portland Square                           2005 to    Financial Group LLC ("FFG"),
Portland, Maine 04101                         present    (financial services firm),
Age: 46                                                  the parent of the
                                                         Distributor, and holds
                                                         various officer positions of
                                                         FFG subsidiaries, 2005 to
                                                         present; President, Foreside
                                                         Services, Inc. (staffing
                                                         services firm), an affiliate
                                                         of the Distributor, 2006 to
                                                         present; Chief Operating
                                                         Officer and Managing
                                                         Director, Global Fund
                                                         Services, Citigroup
                                                         2003-2005; Managing Director,
                                                         Global Securities Services
                                                         for Investors, Citibank, N.A.
                                                         1999-2003

Leslie K. Klenk               Chief           November   Director, Foreside Compliance
Two Portland Square           Compliance      2006-      Services, LLC (mutual fund
Portland, Maine 04101         Officer         present    compliance services provider)
Age: 43                                                  since November 2006; Chief
                                                         Compliance Officer, Ironwood
                                                         Series Trust (mutual fund)
                                                         since November 2006; Chief
                                                         Compliance Officer,
                                                         Wintergreen Fund, Inc.
                                                         (mutual fund) since December
                                                         2006; Senior Vice President
                                                         and Counsel, Citigroup Fund
                                                         Services, LLC (mutual fund
                                                         services provider)
                                                         (1998-2006).

--------
/(1)/Pursuant to a charter adopted by the Board, the Audit Committee oversees the Fund's fund accounting and auditing processes. The Audit Committee is comprised of all the independent directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). During the fiscal year ended December 31, 2007, the Audit Committee met two times.
/(2)/Pursuant to a charter adopted by the Board, the Nominating Committee oversees the composition of both the Board as well as the various committees of the Fund. The Nominating Committee is comprised of all the independent directors. The charter provides that the Committee is to
     (i) evaluate candidates' qualifications and their independence from the Adviser and other principal service providers; (ii) select persons who are "independent" in terms of both the letter and spirit of the 1940 Act; and
     (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers. It also must periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new investors. During the fiscal year ended December 31, 2007, the Nominating Committee did not meet. Under the Nominating Committee charter, the Committee reviews candidates for, and makes nominations of, independent directors to the Board. The Fund is not required to hold annual meetings of shareholders for the election of Directors and holds shareholder meetings for the election of Directors only when, pursuant to the requirements of 1940 Act, less than a stipulated number of Directors were elected by shareholders. Consequently, the Nominating Committee has not adopted a policy with regard to the consideration of Director candidates by shareholders, nor has it established formal procedures to be followed by shareholders who might wish to submit a recommendation.
/(3)/Pursuant to a charter adopted by the Board, the Valuation Committee is composed of all independent Directors, any two officers of the Fund and a representative of the Adviser. The purpose of the Committee is to ensure that the securities and others assets of the Fund are valued in accordance with the Fund's Portfolio Valuation Procedures. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2007, the Valuation Committee did not meet.
/(4)/Mr. Burn owns a controlling interest in the Adviser for which he serves as
     Chairman and Director. He is one of the portfolio managers of the Fund. /(5)/Mr. Kane owns a controlling interest in the Adviser for which he serves as
     President and Director. He is one of the portfolio managers of the Fund.


B. DIRECTOR OWNERSHIP OF FUND SHARES



                                                  AGGREGATE DOLLAR RANGE OF
                                 DOLLAR RANGE   OWNERSHIP AS OF DECEMBER 31,
                                OF BENEFICIAL   2007 IN ALL FUNDS OVERSEEN BY
                               OWNERSHIP IN THE  DIRECTOR IN THE SAME FAMILY
DIRECTORS                            FUND          OF INVESTMENT COMPANIES
---------                      ---------------- -----------------------------
INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker            Over $100,000           Over $100,000
Harry W. Clark                       $0                      $0
H. Williamson Ghrisky Jr.       Over $100,000           Over $100,000
David Blair Kelso               Over $100,000           Over $100,000
John J. McCloy                       $0                      $0

INTERESTED DIRECTORS
Harry Burn III                  Over $100,000           Over $100,000
T. Gibbs Kane, Jr.              Over $100,000           Over $100,000



C. OWNERSHIP IN SECURITIES OF THE ADVISER AND THE PRINICPAL UNDERWRITER


As of December 31, 2007, no independent Director or any of his immediate family members owned beneficially or of record securities of the Fund's investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Fund investment adviser or principal underwriter.


D. COMPENSATION OF DIRECTORS

Each independent Director receives quarterly fees of $1,250 plus $5,000 per meeting attended in person and $2,000 per meeting attended by telephone. Each independent Director received quarterly fees of $750 plus $1,000 per meeting attended.


Directors are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Interested Directors receive no compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.

The following table sets forth the fees paid to each Director by the Fund for the fiscal year ended December 31, 2007.


                                          PENSION OR
                                          RETIREMENT    ESTIMATED
                                           BENEFITS       ANNUAL
                            AGGREGATE   ACCRUED AS PART  BENEFITS     TOTAL
                           COMPENSATION     OF FUND        UPON    COMPENSATION
NAME                        FROM FUND      EXPENSES     RETIREMENT  FROM FUND
----                       ------------ --------------- ---------- ------------
Dr. D. Kenneth Baker         $15,000          $0            $0       $15,000
John J. McCloy II            $20,000          $0            $0       $20,000
Harry W. Clark III           $25,000          $0            $0       $25,000
H. William Ghriskey          $25,000          $0            $0       $25,000
David Blair Kelso            $22,000          $0            $0       $22,000



                             4. SERVICE PROVIDERS

A. INVESTMENT ADVISER


1. SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2. OWNERSHIP OF ADVISER/AFFILIATIONS

The Adviser is 100% owned by Harry Burn, III, T. Gibbs Kane, Jr., and Shanna S. Sullivan and therefore controlled by Harry Burn, III, T. Gibbs Kane, Jr., and Shanna S. Sullivan. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Directors or officers of the Fund that are employed by and/or serve as directors/officers of the Adviser are Harry Burn, III, T. Gibbs Kane, Jr., Shanna S. Sullivan and Ellen S. Smoller.

3. FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in the Fund. If an investor in the Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.

Table 1 in Appendix B shows the dollar amount of fees paid to the Adviser for the last three fiscal years.


4. PORTFOLIO MANAGEMENT INFORMATION

As of December 31, 2007, Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis acted as portfolio managers for two other mutual funds, which, as of December 31, 2007, had allocated to the Adviser for management, assets with a value of $155.5 million. These mutual funds do not pay the Adviser a performance-based fee. The portfolio managers service one other pooled investment vehicle with assets totaling $41.2 million. The pooled investment vehicle does not pay the Adviser a performance based fee.

As of December 31, 2007, Messrs. Burn, Kane and DeGulis acted as portfolio managers for 52 other accounts with a market value of $4.9 billion. Of these accounts, none pay the Adviser a performance-based fee.


Messrs. Burn, Kane and DeGulis, like all employees of the Adviser, receive a fixed cash salary, a cash contribution to the Adviser's profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses. Senior management, including the portfolio managers, receive a significant amount of the pool.

As of December 31, 2007, Messrs. Kane and Burn each owned Fund shares valued in excess of $1 million.

The Adviser does not believe that material conflicts of interest arise as result of a portfolio manager's servicing of multiple accounts for the following reasons: (1) the management approach of the Adviser involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by the Adviser of portfolio allocation and best execution procedures, (3) the maintenance by the Adviser of a Code of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and
(4) the nature of the management fee, performance based or not, has no bearing on how the Adviser manages a client account.

If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be materially treated less favorably.


B. DISTRIBUTOR AND AFFILIATED COMPANIES OF THE DISTRIBUTOR

1. DISTRIBUTION SERVICES AND COMPENSATION OF DISTRIBUTOR

The Distributor serves as the distributor (also known as principal underwriter) of the shares of the Fund and is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Collier is an affiliate of the Fund and the Distributor as he serves as an officer of the Fund and has an ownership interest in the Distributor.


Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.


The Distributor, Adviser or Fund may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution", and collectively "Financial Institutions") for the distribution of shares of the Fund (See "Purchases Through Financial Institutions")


The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

2. COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Fund, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Officer ("AMLO") to the Fund as well as certain additional compliance support functions ("Compliance Services"). FCS receives $40,000 for CCO services, an annual fee equal to 0.0045% of the average daily net assets of the Fund for compliance support services as well as certain out-of pocket expenses. The Distributor provided Compliance Services to the Fund prior to January 25, 2007 for the same fee.


The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund's Board or by the Distributor on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, if the CCO/AMLO acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the AMLO, CCO and FCS, and all other of its employees, agents, directors, officers and managers and any person who controls FCS within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (the "Foreside Indemnitees") and hold the AMLO, CCO and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of FCS as AMLO and CCO of the Fund. Similarly, under the same agreement, FCS agrees to indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the AMLO and CCO) ("Fund Indemnitees"), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) AMLO or CCO actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FCS; or (iii) any breach of FCS' representations set forth in Section 4 of the agreement.

Under the Compliance Agreement, the Fund, and not FCS, is solely responsible for approval of the designation and compensation of the CCO, as well as for removing the CCO from his or her responsibilities related to the Fund in accordance with Rule 38a-1 of the 1940 Act. In addition, FCS is not be liable for the errors of other service providers to the Fund or their systems under the agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and its affiliates for Compliance Services rendered, the amount of fees waived by FCS and its affiliates, and the actual fees received by the FCS and its affiliates. The data is for the past three fiscal years.

3. PFO/TREASURER SERVICES

Under a PFO/Treasurer Services Agreement (the "Treasurer Services Agreement") with the Fund, Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Principal Financial Officer ("PFO")/Treasurer to the Fund for an annual fee of $25,000. Prior to January 31, 2008, FCS and the Distributor provided a PFO/Treasurer to the Fund for the same fee for the period of January 27, 2007 through January 31, 2008 and April 2005-January 27, 2007, respectively.

The Treasurer Services Agreement continues in effect until terminated. The Treasurer Services Agreement is terminable with or without cause and without penalty by the Fund's Board on 15 days' written notice to FMS or by FMS on 30 days' written notice to the Fund.

Under the Treasurer Services Agreement, if the PFO/Treasurer acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the PFO/Treasurer and FMS, and all other of its employees, agents, directors, officers and managers and any person who controls FMS within the meaning of
Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (the "Foreside Indemnitees") and hold the PFO/Treasurer and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of Foreside as PFO and Treasurer of the Fund. Similarly, under the same agreement, FMS agrees to indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the PFO/Treasurer) ("Fund Indemnitees"), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) PFO/Treasurer actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FMS; or (iii) any breach of FMS' representations set forth in
Section 4 of the agreement. Under the Treasurer Services Agreement, FMS shall not be liable for the errors of other service providers to the Fund or their systems.

Table 3 in Appendix B shows the dollar amount of the fees paid to FMS and its affiliates for treasurer services rendered, the amount of fees waived by FMS and its affiliates, and the actual fees received by the FMS and its affiliates. The data is for the past three fiscal years.

C. OTHER FUND SERVICE PROVIDERS


1. ADMINISTRATOR

Pursuant to an administration agreement with the Fund (the "Administration Agreement"), the Administrator is responsible for overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as auditing, shareholder servicing and other services performed for the Fund. Among other things, it also monitors sales of Fund shares, maintains Fund records, oversees the calculation of performance data and oversees distributions to Fund shareholders to maintain qualification of the Fund as a regulated investment company.


For its services, effective February 2, 2008 the Administrator receives a fee from the Fund equal to 0.03% of the first $1 billion in average daily net assets and 0.02% of the Fund's remaining average daily net assets, subject to an annual minimum fee of $500,000. Prior to that date, the Administrator received a fee from the Fund equal to 0.05% of the first $1 billion in average daily net assets and 0.03% of the Fund's remaining average daily net assets, subject to an annual minimum fee of $500,000. Prior to January 1, 2006, the Administrator received a fee from the Fund equal to 0.10% of the Fund's average daily net assets less all fees and out-of pocket costs payable under the Compliance Services Agreement. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month. Prior to January 1, 2006, the Administrator also received $1,500 per fiscal period for preparing and filing federal and state tax returns and fees for mailing filings with the SEC in electronic format.


The Administration Agreement is terminable without penalty by the Board or by the Administrator on 60 days' written notice. Under the Administration Agreement, the Administrator is not liable to the Fund for any act or inaction by it in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Fund against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the Administration Agreement.


Table 4 in Appendix B shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees that were waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.


2. FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Fund (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include maintaining certain portfolio records of the Fund, calculating the NAV per share of the Fund and the Fund's dividends and distributions, if any, and preparing periodic reports to shareholders and the SEC.


Prior to February 1, 2008, the Accountant received an annual fee from the Fund of $60,000. Commencing February 1, 2008, fees rendered for accounting services are included in the administration fee.


The Accounting Agreement is terminable without penalty by a vote of a majority of the Board or by the Accountant on 60 days' written notice. Under the Accounting Agreement, the Accountant is not liable to the Fund for any act or inaction in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the Accounting Agreement.


Table 5 in Appendix B shows the dollar amount of fees paid to the Accountant for the last three fiscal years.


3. TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Fund (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of the Comptroller of the Currency.


4. CUSTODIAN

The Custodian, pursuant to an agreement with the Fund, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians. The Custodian is located at 388 Greenwich Street, 14th Floor, New York, New York 10013.


5. LEGAL COUNSEL


Legal matters in connection with the issuance of shares of the Fund are passed upon by Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, 14/th/ Floor Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.

                           5. PORTFOLIO TRANSACTIONS


A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission (in the case of a secondary offering) or a sales concession paid by the issuer to the underwriter (in the case of an Initial Public Offering).

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID


Table 6 in Appendix B shows the aggregate brokerage commissions paid for the past three fiscal years.


C. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES



The Adviser of the Fund places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser of the Fund seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1. CHOOSING BROKER

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors including the broker's execution capability, the commission rate charged by the broker, the value of research provided by the broker, the broker's financial responsibility, and the broker's responsiveness to the Adviser.

2. OBTAINING RESEARCH FROM BROKERS


The Adviser relies on outside research services provided by brokers to augment its knowledge of economic and corporate events to each client's end benefit. The Adviser believes that such services save time and duplication of effort and aid in the performance of client accounts. Therefore, the Adviser may pay a broker from whom it receives research services a brokerage commission in excess of that which another broker might have charged for effecting the same transactions. Brokerage commissions generated by the trading activities of one client account may be used to provide research to assist the Adviser in carrying out its responsibilities both for that client account, as well as other accounts without tracing benefits to commissions generated by a particular client account.


In selecting a broker to execute securities transactions, the Adviser considers a variety of factors, including the value of research provided by the broker, the broker's execution capability, the commission rate charged by the broker, the broker's financial responsibility and the broker's responsiveness to the Adviser. Subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of these other factors. The Adviser believes it is important to its investment decision-making processes to have access to independent research.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of access to various computer-generated data, written reports, telephone contacts and personal meetings with security analysts, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. While brokers with whom the Adviser effects trades may provide the Adviser with their own internally produced research, in some cases, research services are generated by third parties and supplied to the Adviser by or through brokers provided that, in this case, the broker must directly incur the obligation to pay the third party.


Any services with a mixed use; i.e. partly for research and partly for administrative matters, the Adviser must pay cash for that portion of total usage which is not research-related.

The Fund directed brokerage over the last fiscal year to the brokers listed in the following table in return for research services. The amount of transactions so directed and the amount of commissions generated there from are also included in the table.


                                                                   AMOUNT OF
                                                      AMOUNT       COMMISSIONS
                             BROKER                   DIRECTED     GENERATED
                             ------------------------ ------------ -----------
Year Ended December 31, 2007 Rochdale Securities Corp $204,618,009  $346,840
                             Goldman Sachs            $  2,697,453  $  4,375
                             Abel Noser Corp.         $  2,141,228  $  2,375

3. AGGREGATION OF ORDERS

The Adviser registered with the SEC in 1978 to provide investment advice to institutional clients. In 1985, the Sound Shore Fund was formed to permit retail investors access to the Adviser's investment advice. The Adviser, as a result, now provides investment advice to a number of institutional clients and to the Fund on a fully discretionary basis and also participates in some wrap programs established by broker dealers. Generally speaking, the portfolios of all clients, discretionary and non-discretionary, are substantially similar except where a client may specify that it does not wish to be invested in certain securities or sectors, for example. In order to prevent front running of the Adviser's portfolio advice and in the interest of balancing out execution times and execution prices for all the Adviser's clients, the Adviser has adopted an aggregation order/trade rotation policy in which the Adviser will place orders for its aggregated accounts and place or direct a responsible wrap party to place orders for its non-aggregated accounts in a manner designed to achieve average execution prices that are substantially the same as all other Adviser clients for the securities that are being bought or sold.

The Adviser will generally aggregate transactions provided that aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for its clients and is consistent with the terms of the Adviser's investment advisory agreement with each client for which trades are being aggregated. Prior to entering an aggregated trade order, the Adviser prepares a trading blotter allocating shares on a pro rata basis to the participating client accounts. The shares are allocated pro rata based on account size, but adjusted when necessary to reflect client specific factors such as recent additions or withdrawals, as well as client directives i.e., "no tobacco," position size directives "no more than 3% at cost," or "up to 10% at market," etc. In general, the Adviser strives to equalize positions in a security throughout its client base, to these target percentages equitably. If the order is partially filled, it will be allocated pro rata based on the trading blotter, although exceptions will be made for clients whose share percentage before the trade is more/or less than other clients, so that the additional shares purchased or sold bring all clients as close to the same targeted ownership percentage as is practicable. An aggregated order provides the participants the average share price for all the Adviser's purchases/sales executed in that order throughout a given business day, with transaction costs shared pro rata based on each client's participation in the transaction. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the trading blotter if all client accounts receive fair and equitable treatment, and the reason for the variation is recorded on the trading blotter.

Occasionally the Adviser will participate in Initial Public Offerings (IPO's). In most cases, the Adviser is unable to purchase sufficient shares to fill all clients to a meaningful position. If sufficient shares are purchased, the security will be allocated as described in the preceding paragraph. If it is not practical to allocate on a pro rata basis as the number of shares purchased is so small, then allocation will be made alphabetically utilizing a procedures which should not advantage or disadvantage any client account.

4. COUNTERPARTY RISK

The Adviser of the Fund monitors the creditworthiness of any potential counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

5. TRANSACTIONS THROUGH AFFILIATES

The Adviser of the Fund may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons), if any. The Board has not adopted respective procedures.

6. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser of the Fund or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.

7. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. It is not the Fund's intent, nor has it been its practice, to engage in active and frequent trading of its securities. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

D. SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.


Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


E. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Specifically, the Fund's portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Funds' investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), the Transfer Agent telephone customer service center, and the Fund's website at http://www.soundshorefund.com. This information is released within 15 days after the month end.

The Board has also authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Administrator, Custodian, Distributor and its affiliates and Fund Accountant as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Funds' fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an ongoing basis. The Directors, officers and legal counsel to the Fund may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Funds, nor, to the Funds' knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Fund's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.


               6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


A. GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.


3. PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption or other requests relating to the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.

The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

D. NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, insufficient or inaccurate, then securities are valued at fair value as determined by the Fund's Portfolio Securities Valuation Procedures.

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.


                                  7. TAXATION


The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

1. MEANING OF A QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses), net short-term capital gains, and capital gain net income (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

.. The Fund must distribute at least 90% of its investment company taxable income (i.e., net investment income and net short-term capital gains) for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

.. The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, income from certain publicly traded partnerships, and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities.

.. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), certain publicly traded partnerships, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders or dividends qualified for lower tax rates in the case of individual shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income semi-annually each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders if certain holding period requirements are satisfied.


Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets through 2010). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder receiving the distribution.


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made annually, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of the Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The Fund has elected to substitute its December tax year for the one-year period ending on October 31.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers from excess losses.

E. WITHHOLDING TAX

The Fund will be required to withhold Federal income tax at the required Federal backup withholding rate on distributions paid to any shareholder:

(1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

F. FOREIGN SHAREHOLDERS



Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund, long-term capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed long-term capital gain.


If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at the Federal backup withholding rate on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. The tax rules of other countries with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

G. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.


                               8. OTHER MATTERS


A. GENERAL INFORMATION

Sound Shore Fund, Inc. was organized as a corporation under the laws of the State of Maryland on February 15, 1985. The Fund has operated under that name and as an investment company since that date.

Sound Shore Fund, Inc. is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers shares of beneficial interest in its sole series.

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of the Fund are entitled to vote at shareholders' meetings. The Fund has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Fund.

The Fund will continue indefinitely until terminated.

B. CODE OF ETHICS

The Fund, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Maryland law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of the Fund's outstanding shares may, as set forth in the Articles of Incorporation, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Directors.

D. FUND OWNERSHIP


As of April 1, 2008, the percentage of shares owned by all Officers and Directors of the Fund as a group was less than 1% of the shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 8 of Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2008, the following persons owned of record 25% or more of the shares of the
Fund:



                                                             PERCENTAGE
                                                             OF SHARES
SHAREHOLDER                                                    OWNED
-----------                                                  ----------
Charles Schwab & Co., Inc.--Mutual Funds                       33.21%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                              29.18%
Fidelity Investments
200 Liberty Street
New York, NY 10281


E. LIMITATIONS ON DIRECTORS' AND OFFICERS' LIABILITY

The By-laws of the Fund provide that the Directors and officers will be indemnified to the fullest extent consistent with applicable laws. However, no Director or officer will be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

F. PROXY VOTING PROCEDURES

The Board has approved policies and procedures governing the voting of proxies relating to the portfolio securities of the Fund. Those procedures provide for the delegation of the voting of proxies relating to the Fund's portfolio securities to the Adviser. Copies of the Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 551-1980; (2) on the Fund's web site at http://www.soundshorefund.com and (3) on the SEC's web site at http://www.sec.gov.

G. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The complete registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

H. FINANCIAL STATEMENTS

The Fund's financial statements and financial highlights for the fiscal year ended December 31, 2007 are incorporated herein by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

                APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.  CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.  MOODY'S INVESTORS SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.  STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.   FITCH RATINGS

INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting CC, C financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, Default. Securities are not meeting current obligations and are DD, D extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings and 'D' the lowest recovery potential, i.e. below 50%.

B. PREFERRED STOCK

1.  MOODY'S INVESTORS SERVICE

Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.  SHORT TERM RATINGS

1.  MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .  Leading market positions in well-established industries.

          .  High rates of return on funds employed.

          .  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          .  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
          Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
          Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard
    & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.
    However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-

    term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

                       APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to the Adviser for the last three fiscal years

                                                                  ADVISORY FEE
                                                                      PAID
                                                                  ------------
Year Ended December 31, 2007                                      $22,082,970
Year Ended December 31, 2006                                      $19,478,570
Year Ended December 31, 2005                                      $14,613,940

TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees paid to FCS and its affiliates for Compliance Services rendered to the Fund, the amount of fees waived by FCS and its affiliates, if any, and the actual fees received by FCS and its affiliates for the last three fiscal years.


                                   COMPLIANCE FEE COMPLIANCE FEE COMPLIANCE FEE
                                        PAID          WAIVED        RECEIVED
                                   -------------- -------------- --------------
Year Ended December 31, 2007          $130,787          $0          $130,787
Year Ended December 31, 2006          $157,614          $0          $157,614
Year Ended December 31, 2005          $127,687          $0          $127,687


TABLE 3 - PFO/TREASURER SERVICES

The following table shows the dollar amount of fees paid to FMS and its affiliates for PFO/treasurer rendered to the Fund, the amount of fees waived by FMS and its affiliates, if any, and the actual fees received by FMS and its affiliates. The Treasurer Services Agreement became effective on January 31, 2008. Prior to that, all fees paid for the provision of treasurer services were included in the fees for Compliance Services referenced in Table 2.



                               PFO/TREASURER FEE PFO/TREASURER FEE PFO/TREASURER FEE
                                     PAID             WAIVED           RECEIVED
                               ----------------- ----------------- -----------------
Year Ended December 31, 2007          $0                $0                $0
Year Ended December 31, 2006          $0                $0                $0
Year Ended December 31, 2005          $0                $0                $0



TABLE 4 - ADMINISTRATOR FEES


The following table shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

                                                ADMINISTRATION FEE
                             ADMINISTRATION FEE WAIVED AND EXPENSES ADMINISTRATION FEE
                                    PAID            REIMBURSED           RECEIVED
                             ------------------ ------------------- ------------------
Year Ended December 31, 2007     $1,081,700           $     0           $1,081,700
Year Ended December 31, 2006     $  991,926           $     0           $  991,926
Year Ended December 31, 2005     $1,822,318           $69,824           $1,752,494


TABLE 5 - ACCOUNTANT FEES


The following table shows the dollar amount of fees paid to the Accountant for the last three fiscal years.

                                   ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                        PAID          WAIVED        RECEIVED
                                   -------------- -------------- --------------
Year Ended December 31, 2007          $60,000           $0          $60,000
Year Ended December 31, 2006          $60,058           $0          $60,058
Year Ended December 31, 2005          $59,940           $0          $59,940

TABLE 6 - COMMISSIONS


The following table shows the aggregate brokerage commissions for the past three fiscal years.


                                                TOTAL             % OF        % OF PRINCIPAL
                                              BROKERAGE        BROKERAGE         VALUE OF
                                             COMMISSIONS      COMMISSIONS      TRANSACTIONS
                                  TOTAL       PAID TO AN       PAID TO AN     EXECUTED BY AN
                                BROKERAGE  AFFILIATE OF THE AFFILIATE OF THE AFFILIATE OF THE
                               COMMISSIONS  FUND, ADVISER    FUND, ADVISER    FUND, ADVISER
                                  PAID      OR DISTRIBUTOR   OR DISTRIBUTOR   OR DISTRIBUTOR
                               ----------- ---------------- ---------------- ----------------
Year Ended December 31, 2007   $4,820,024         $0               0%               0%
Year Ended December 31, 2006   $4,958,848         $0               0%               0%
Year Ended December 31, 2005   $4,241,195         $0               0%               0%



TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS


The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER                              VALUE HELD
------------------------                              ----------
NA                                                        NA


TABLE 8 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of April 1, 2008.


                                                                  PERCENTAGE OF
SHAREHOLDER                                                       SHARES OWNED
-----------                                                       -------------
JP Morgan Chase Bank                                                  12.02%
as Trustee SunMicrosystems Inc. Tax
Deferred Retirement Savings Plan
9300 Ward Parkway
Kansas City, MO 64114

                       APPENDIX C - PROXY VOTING POLICY

It is the policy of SOUND SHORE MANAGEMENT, INC. to vote all proxies over which it has voting authority in the best economic interest of its clients. Our President reviews the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with the Chairman. The portfolio administrator is responsible for monitoring the proxy votes to insure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the Fund to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our clients, we will vote against management's recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

ELECTION OF DIRECTORS--We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

.. We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

.. We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

.. We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

.. We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

.. We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

COMPENSATION--We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's shareholders.

We evaluate proposals related to compensation on a case-by case basis.

.. We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.

.. We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

.. We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

.. We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

.. We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS--We generally oppose anti- takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

.. We will evaluate proposals to remove or add super- majority voting requirements on a case-by-case basis.

.. We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

.. We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

..  We generally support share repurchase programs.

.. We generally support the updating of or corrective amendments to corporate charters and by- laws.

.. We generally oppose the elimination of the rights of shareholders to call special meetings.

APPROVAL OF INDEPENDENT AUDITORS--We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

.. We generally support management's proposals regarding the approval of independent auditors.

.. We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES--We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has positive economic implications.

.. We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.

.. We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

                                    PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation of Registrant dated February 15, 1985 (Exhibit incorporated by reference as filed as Exhibit (1) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in Post-Effective Amendment No. 28 via EDGAR on April 29, 2005, accession number 0001275125-05-000217).

(c) See the following Articles and Sections of the Articles of Incorporation filed as Exhibit (a): Article FIFTH, Sections (3), (4) and (5); Article SEVENTH, Sections (b), (c) and (d); Article NINTH, Sections (a), (b), (c) and
(f) and Article TENTH.

(d) Investment Advisory Agreement between Registrant and Sound Shore Management, Inc. dated May 3, 1985 and restated March 14, 1995 (Exhibit incorporated by reference as filed as Exhibit (5) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(e)(1) Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed in Post Effective Amendment No 29 via EDGAR on May 1, 2006, accession number 0001193125-06-095267).


(2) Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC, dated January 31, 2008 is filed herewith as Exhibit (e)(2).

(3) Form of Dealer Agreement between Registrant and Foreside Fund Services, LLC is filed herewith as Exhibit (e)(3).


(f) Not Applicable.

(g) Global Custodial Services Agreement between Registrant and Citibank, N.A. dated as of January 31, 2004 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 26 via EDGAR on April 29, 2004, accession number 0001275125-04-000112).

(h)(1) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated January 29, 1998 (Exhibit incorporated by reference as filed as Exhibit (9)(b) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(2) Amendment No. 1 to Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC, dated October 24, 2002 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 25 via EDGAR on April 30, 2003, accession number 0001004402-03-000290).

(3) Amendment No. 2 to Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC, dated September 30, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post-Effective Amendment No. 28 via EDGAR on April 29, 2005, accession number 0001275125-05-000217).

(4) Amendment No. 3 to Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC, dated July 26, 2007 is filed herewith as Exhibit
(h)(4).

(5) Sub-Transfer Facilitation Agreement between Registrant and Citigroup Fund Services, LLC dated as of January 31, 2007 is filed herewith as Exhibit (h)(5).

(6) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated January 1, 1996 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(7) Amended and Restated Administration Agreement between Registrant and Citigroup Fund Services, LLC dated July 26, 2007 is filed herewith as Exhibit
(h)(7).

(8) Amended and Restated Compliance Services Agreement between Registrant and Forum Fund Services, LLC dated January 31, 2008 is filed herewith as Exhibit
(h)(8).

(9) PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC dated as of January 31, 2008 is filed herewith as Exhibit (h)(9).


(i) Opinion and Consent of Dechert LLP dated April 29, 2008 is filed herewith as Exhibit (i).


(j)(1) Opinion of Messrs. Venable, Baetjer and Howard dated April 29, 1985 (Exhibit incorporated by reference as filed as Exhibit (11)(a) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(2) Independent Auditors' Consent is filed herewith as Exhibit (j)(2).

(k) None.

(l) Investment representation letter of Employees' Profit Sharing Plan of McConnell & Miller, Inc. as initial purchaser of shares of stock of Registrant dated April 22, 1985 (Exhibit incorporated by reference as filed as Exhibit
(13) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(m) Distribution Plan Pursuant to Rule 12b-1 Under the Investment Company Act of 1940 adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (15) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(n) None.

(p) (1) Code of Ethics adopted by Registrant Exhibit incorporated by reference as filed in Post Effective Amendment No 29 via EDGAR on May 1, 2006, accession number 0001193125-06-095267.

(2) Code of Ethics as amended, adopted by Sound Shore Management, Inc. (Exhibit incorporated by reference as filed as in Post Effective Amendment No 30 via EDGAR on April 30, 2007, accession number 0001193125-07-096234).

(3) Foreside Fund Services, LLC Code of Ethics, as amended January 17, 2000, as further amended December 1, 2002, as further amended October 1, 2004, as further amended July 1, 2005 (Exhibit incorporated by reference as filed in Post Effective Amendment No 29 via EDGAR on May 1, 2006, accession number 0001193125-06-095267).


(4) Citi Fund Services Ohio Inc. Code of Ethics, effective January 1, 2008, as amended March 1, 2008 is filed herewith as Exhibit (p)(4).


OTHER EXHIBITS:


Powers of Attorney of T. Gibbs Kane, Jr., Harry Burn, III, D. Kenneth Baker, John J. McCloy, II, Harry W. Clark, H. Williamson Ghriskey and David Blair Kelso (Exhibit incorporated by reference as filed as Other Exhibit in Post-Effective Amendment No. 29 via EDGAR on May 1, 2006, accession number 0001193125-06-095267)).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

NONE.

ITEM 25. INDEMNIFICATION

The Registrant's Articles of Incorporation and Maryland law provide for indemnification by the Registrant of officers and directors under certain circumstances. In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:


"EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities." Further, the Registrant has agreed to indemnify
(1) Sound Shore Management, Inc. ("Sound Shore Management") in the Investment Advisory Agreement, (2) Forum Fund Services, LLC ("Forum") in the Distribution Agreement, (3) Citi Fund Services, LLC ("Citi"), formerly known as Forum Shareholder Services, LLC, in the Transfer Agency Agreement, and (5) Citi, formerly known as Forum Accounting Services LLC, in the Fund Accounting Agreement for certain liabilities and expenses arising out of their acts or omissions under the respective agreements.


Paragraph 4 of the Investment Advisory Agreement between the Registrant and Sound Shore Management provides generally that Sound Shore Management will not be liable for any mistake of judgment or for any other cause but shall not be protected against any liability due to willful misfeasance, bad faith or gross negligence in the performance of or reckless disregard of the adviser's duties.


Section 2(f) of the Distribution Agreement between the Registrant and Forum provides generally that the Registrant will indemnify, defend and hold harmless from and against any and all claims, demands, liabilities and expenses which Forum may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact, provided that Forum will not be protected against any liability to the Registrant or its security holders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of or reckless disregard of the Forum's duties.

Section 3(a) of the Administration Agreement between the Registrant and Citi provides generally that Citi shall not be liable to the Registrant for any action or inaction of Forum in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to Citi by an officer of the Registrant duly authorized or caused by circumstances beyond Citi's reasonable control. Section 3(b) provides that the Registrant will indemnify and hold harmless Citi from and against any and all claims, demands, liabilities and expenses arising out of any action or inaction for which Citi is not liable under the agreement.

Section 25 of the Transfer Agency Agreement between the Registrant and Citi provides generally that Citi shall not be liable for any non-negligent action taken in good faith and reasonably believed by Citi to be within the powers conferred upon it by the agreement, and that the Registrant shall indemnify Citi and hold it harmless from and against any and all claims, damages, liabilities and expenses arising out of performance of the agreement; provided such loss, claim, damage, liability or expense is not the result of Citi's gross negligence or willful misconduct.

Section 4(a) of the Fund Accounting Agreement between the Registrant and Citi provides generally that Citi shall not be liable to the Registrant for any action or inaction of Citi in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to Citi by an officer of the Registrant duly authorized or caused by circumstances beyond Citi's reasonable control. Section 4(b) provides that the Registrant will indemnify and hold harmless Citi from and against any and all claims, demands, liabilities and expenses arising out of any action or inaction for which Citi is not liable under the agreement.

The foregoing references are qualified in their entirety by the Registrant's Articles of Incorporation and the respective agreements.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


The description of Sound Shore Management, Inc. (the "Adviser"), 8 Sound Shore Drive, Greenwich, Connecticut 06830 under the captions "Investment Adviser" in the Prospectus and "Management " in the Statement of Additional Information constituting Parts A and B respectively, of this Registration Statement are incorporated herein by reference. The following are the directors and principal executive officers of the Adviser, including their titles and other business connections that are of a substantial nature.



NAME                                  TITLE                       BUSINESS CONNECTIONS
-------------------  ---------------------------------------  ----------------------------
Harry Burn, III      Chairman and Director                    Sound Shore Management, Inc.
T. Gibbs Kane, Jr.   President and Director                   Sound Shore Management, Inc.
Shanna S. Sullivan   Vice President, Treasurer, Secretary     Sound Shore Management, Inc.
                     and Director


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foresides Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

       American Beacon Funds
       American Beacon Mileage Funds
       American Beacon Select Funds
       Henderson Global Funds
       Ironwood Series Trust
       Bridgeway Funds, Inc.
       Monarch Funds
       Century Capital Management Trust
       Forum Funds
       Hirtle Callahan Trust
       Central Park Group Multi-Event Fund
       The CNL Funds
       PMC Funds, Series of the Trust for Professional Managers
       SPA ETF Trust
       FocusShares Trust
       The Japan Fund, Inc.

       Wintergreen Fund, Inc.
       RevenueShares ETF Trust

       Sound Shore Fund, Inc.
       NETS Trust


(b) The following are officers of Foresides Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, Portland, Maine 04101.

NAME                        POSITION WITH UNDERWRITER         POSITION WITH REGISTRANT
-------------------  ---------------------------------------  ------------------------
Mark S. Redman       President                                None
Richard J. Berthy    Vice President and Treasurer             None
Nanette K. Chern     Chief Compliance Officer, Secretary and  AMLCO
                     Vice President
Mark A. Fairbanks    Deputy Chief Compliance Officer, Vice    None
                     President and Assistant Secretary

(c) Not Applicable.

ITEM 28.LOCATION OF ACCOUNTS AND RECORDS


Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services, LLC, 3435 Stelzer Road Columbus, Ohio 43219 except that certain items are maintained at the following locations:


(a) Citibank, N.A., New York, New York 10013 (journals of receipts and disbursements of cash).


(b) Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830 (brokerage orders, portfolio purchases or sales, and quarterly records showing the basis for the allocation of orders).


ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenwich, State of Connecticut on April 29, 2008.



                                              SOUND SHORE FUND, INC.

                                              T. Gibbs Kane, Jr., President

                                              By: /s/ T. Gibbs Kane, Jr.
                                                  -----------------------------



Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on April 29, 2008.



(a) Principal Executive Officer

    /s/ T. Gibbs Kane, Jr.
    ------------------------------------------------------
    T. Gibbs Kane, Jr., President

(b) Principal Financial Officer

    /s/ Simon D. Collier
    ------------------------------------------------------
    Simon D. Collier, Treasurer

(c) All of the Directors

    T. Gibbs Kane, Jr., Director*
    Harry Burn, III, Director*
    Dr. D. Kenneth Baker, Director*
    Harry W. Clark, Director*
    H. Williamson Ghrisky Jr., Director*
    David Blair Kelso, Director*
    John J. McCloy, II, Director*

    By: /s/ Simon D. Collier
        -------------------------------------------------
        Simon D. Collier, Attorney-in-fact*

--------

* Pursuant to powers of attorney filed as Other Exhibits to Post-Effective Amendment No. 29 via EDGAR on May 1, 2006, accession number
  0001193125-06-095267)).

                                 EXHIBIT INDEX



EXHIBIT DOCUMENT
------- --------

 e(2) Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC

 e(3)   Form of Dealer Agreement

 h(4) Amendment No. 3 to Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC

 h(5) Sub-Transfer Facilitation Agreement between Registrant and Citigroup Fund Services, LLC

 h(7) Amended and Restated Administration Agreement between Registrant and Citigroup Fund Services, LLC

 h(8) Amended and Restated Compliance Services Agreement between Registrant and Forum Fund Services, LLC

 h(9) PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC

(i)     Opinion and Consent of Dechert LLP

(J)(2)  Independent Auditors' Consent

 P(4)   Citi Fund Services Ohio Inc., Code of Ethics